Exhibit 99.1

Twelve Seas Investment Company II Announces Third Extension Not to be Implemented and Company to Liquidate

New York, NY, June 10, 2024 (GLOBE NEWSWIRE) -- Twelve Seas Investment Company II (NASDAQ): TWLV) (the “Company”) today announced that (i) its board of directors (the “Board”) has determined not to implement the extension of the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”) from June 2, 2024 to December 2, 2024, or such earlier date as determined by the Board (the “Third Extension”) that was approved on May 28, 2024 at a special meeting of stockholders (the “Meeting”) and (ii) it intends to liquidate the Company instead.

The Board made these determinations based on its belief that the Company would be unable to consummate a Business Combination by August 26, 2024, the deadline provided by the Nasdaq Stock Market LLC (“Nasdaq”) Hearings Panel (“Panel”) following a hearing held on May 2, 2024 regarding the Company’s non-compliance with Nasdaq Listing Rule IM-5101-2 and Nasdaq Listing Rule 5250(c)(1). Consequently, all shares submitted by stockholders for redemption in connection with the Meeting are being returned to such redeeming stockholders per the terms of the Third Extension as set forth in the Company’s Definitive Preliminary Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 14, 2024.

On June 4, 2024, the Company notified the Panel of its decision to withdraw from the hearings process and on June 6, 2024, the Company received confirmation from the staff of the Listing Qualifications Department of Nasdaq about the withdrawal decision. As a result of the Company withdrawing its appeal, its public securities will be suspended from trading on the Nasdaq Capital Market at the open of business on June 10, 2024. The Company’s public securities will then begin trading on the over-the-counter market on June 10, 2024, under the same trading symbols, “TWLV”, TWLVU” and “TWLVW”.

On June 4, 2024, the Board also determined that it is in the best interests of the Company’s stockholders for the Company to not utilize the Third Extension and instead to (i) cease all operations except for the purpose of winding up as soon as practicable, (ii) as promptly as reasonably possible redeem the shares of Class A common stock (the “Public Shares”) that were included in the units issued in the Company’s initial public offering (the “IPO”) at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”) including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law (the “Redemption”), and (iii) as promptly as reasonably possible following the Redemption, subject to the approval of the Company’s remaining stockholders and its Board, liquidate the funds held in the Trust Account (the “Liquidation”) and dissolve the Company (the “Dissolution”), subject in each case to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless. Twelve Seas Sponsor II LLC, the Company’s sponsor, has agreed to waive its redemption rights with respect to the shares of Class B common stock of the Company issued prior to the IPO and shares of the Company’s Class A common stock issued upon conversion of the Class B common stock.

In order to provide for the disbursement of funds from the Trust Account, the Company has instructed Continental Stock Transfer & Trust Company (“Continental”), as its trustee, to take all necessary actions to effect the Liquidation. The proceeds thereof, less $100,000 of interest to pay dissolution expenses and net of taxes payable, will be held in a trust operating account while awaiting disbursement to the holders of the Public Shares. The Company expects to redeem all of the outstanding Public Shares for an estimated redemption price of approximately $10.558 per share (the “Redemption Amount”), which amount reflects the payment of up to $100,000 of dissolution expenses and the payment of taxes. All other costs and expenses associated with implementing the Dissolution will be funded from proceeds held outside of the Trust Account. Record holders of Public Shares will receive their pro rata portion of the proceeds of the Trust Account by delivering their Public Shares to Continental, the Company’s transfer agent. Beneficial owners of Public Shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. The Redemption Amount is expected to be paid out within ten business days after the instruction to Continental to commence the Redemption and Liquidation.

About Twelve Seas Investment Company II

Twelve Seas Investment Company II, a Delaware corporation, is a blank check company organized for the purpose of effecting a Business Combination. While the Company may pursue an initial Business Combination target in any business, industry or geographic location, it has focused its search on global companies located outside the United States, primarily in the Pan-Eurasian region, including Western Europe, Eastern Europe and the Middle East. The Company also considers prospective targets located in the United States, but which are owned by non-U.S. shareholders, including sovereign wealth funds, family offices or industrial conglomerates headquartered in the Pan-Eurasian region. The Company’s management team has an extensive track record of creating value for stockholders by acquiring attractive businesses at disciplined valuations, investing in growth while fostering financial discipline and ultimately improving financial results.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors sections of the Company’s filings with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact:

Dimitri Elkin
Twelve Seas Investment Company II
delkin@twelveseascapital.com